SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                     OneCap
.................................................................................
                  (Name of Registrant as Specified in Charter)
.................................................................................
(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:
             ...................................................................
         2)  Aggregate number of securities to which transaction applies:
             ...................................................................
         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)  Proposed maximum aggregate value of transaction:
             ...................................................................
         5)  Total fee paid:
             ...................................................................

[ ]     Fee paid previously with preliminary materials

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
        1)       Amount Previously Paid:........................................
        2)       Form, Schedule or Registration Statement No....................
        3)       Filing Party:..................................................
        4)       Date Filed:....................................................
--------------------------------------------------------------------------------

                                     ONECAP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 14, 2003

           The Annual Meeting of Shareholders (the "Annual Meeting") of OneCap, a Nevada corporation (the "Company"), will be held at the Company's business offices, located at 5440 West Sahara Avenue, 3d Floor, Las Vegas, Nevada 89146, on Friday, November 14, 2003, at 10:00 am., local time, for the following purposes:

               1.   To elect three directors of the Company to serve  until the
                    2003  Annual   Meeting  of   Shareholders   or  until  their
                    respective successors are elected and qualified;

               2. To ratify the appointment of Beckstead and Watts, LLP, as the independent public accountants for the Company for the year ending June 30, 2003, and June 30, 2004; and

               3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

           The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.

           The Board of Directors has fixed the close of business on October 1, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

           All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,


/s/ Vincent W. Hesser


Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
October 17, 2003

                                     ONECAP

                       5440 West Sahara Avenue, 3rd Floor
                             Las Vegas, Nevada 89146


                                 PROXY STATEMENT

General

           This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of OneCap, a Nevada corporation (the "Company" or "OneCap"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Company's business offices, located at 5440 West Sahara Avenue, 3rd Floor, Las Vegas, Nevada, on Friday, November 14, 2003, at 10:00 am. local time, and any adjournment or postponement thereof.

           This Proxy Statement, the enclosed proxy card, and the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, are being mailed on or about October 21-22, 2003, to Shareholders entitled to vote at the meeting.

Revocability of Proxies

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

     The close of business on Wednesday, October 1, 2003, has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 8,941,518 shares of Common Stock outstanding held of record by 167 shareholders.

Voting and Solicitation

           Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

           Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present at the Annual Meeting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or by proxy at the Annual Meeting. In order to be adopted, the proposal to ratify the Company's appointment of the designated independent public accountants will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the same practical effect as a negative vote on the proposal to ratify the Company's appointment of the designated independent public accountants.

           The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of each of the three nominees named below, FOR ratification of the appointment of the designated independent public accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Nevada law concerning voting of shares and determination of a quorum.

           The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

PROPOSAL NO. 1       ELECTION OF DIRECTORS

Nominees

           At the Annual Meeting, the shareholders will elect three directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

          Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Shareholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. The names of the nominees, their ages as of October 1, 2003, and certain other information about them are set forth below:

                     Name                  Age

           Vincent W. Hesser               37

           Antony Santos                   38



There are no family relationships among any of the directors or executive officers of the Company.

           Vincent W. Hesser, President, Chief Executive Officer and Director - Mr. Hesser's areas of responsibility include coordinating the development of corporate policies, goals and objectives relative to company operations, lender and investor relations, and financial performance and growth. Mr. Hesser oversees the Company's daily operations and business affairs to ensure that its business objectives are achieved. During his tenure as a finance executive at Pacific Properties (1992-1999), Mr. Hesser obtained project equity and debt financing for various real estate projects, and he oversaw the build-out of housing, apartment, and commercial real estate projects.

           Mr. Hesser began his career at PriMerit Bank (subsequently purchased by Norwest) in Las Vegas, Nevada. He was responsible for analyzing, evaluating and reporting on numerous real estate joint ventures over twenty real estate and development companies throughout the southwestern United States. He also assisted PriMerit in its reviews with the Office of Thrift Supervision (OTS) and Federal Deposit Insurance Corporation (FDIC) with respect to those investments.

           Mr. Hesser is a graduate of Southern Utah University (Class of 1990) and earned his Master of Accountancy degree, summa cum laude and with high distinction. He has obtained his CPA Certificate and also holds a general contractors' license in the State of Nevada.

           Antony M. Santos, Director - Mr. Santos, who was appointed a director of OneCap on September 8, 2003, is an attorney licensed with the State of Connecticut. He serves as General Counsel with NevWest Securities Corporation, d.b.a. OneCap Securities. Mr. Santos' focus is in securities and corporate law. His professional career began with an emphasis on commercial law and taxation, particularly international aspects of U.S. income taxation and cross-border commercial transactions. In 1996, he worked with the international law firm of Barros, Sobral & Gomes at their offices in Lisbon, Portugal. There, he cultivated a familiarity with European Union law and multinational commerce and privatization projects in emerging markets including Brazil, Mozambique, and Portugal. In conjunction with his work in Lisbon, Mr. Santos also worked with Madeira Fiducia, an offshore tax consultancy firm in Funchal, Madeira. Subsequent to his work overseas, Mr. Santos worked with the law firm of Fazzano, Tomasiewcz, & Dewey in Hartford, Connecticut from 1996-1998. His work there included litigation and trial work, particularly involving corporate fraud and fiduciary issues. He joined NevWest Securities Corporation in April, 1999 as General Counsel and has worked with NevWest since then. Mr. Santos received his education at the University of Connecticut as both an undergraduate and graduate student in the Department of Economics undergraduate and masters programs. He received his J.D. degree at the University of Connecticut, School of Law. Mr. Santos served in the United States Marine Corps 4th Marine Expeditionary Brigade. He is a combat veteran of Desert Shield/Storm and participated in Operation Eastern Exit in Mogadishu, Somalia. In the course of this service, Mr. Santos earned the Kuwait Liberation Medal, Southwest Asia Medal, a Naval Unit Commendation, two Combat Action Ribbons, a Military Service Humanitarian Award and a Good Conduct Medal. Mr. Santos presently holds the following securities licenses: Series 7, 24, and 63.

Dana Rogers, Director Nominee - Mr. Rogers has a 15-year professional background in selling, marketing and research, relating to homebuilding and real estate development companies, consumer products and services. Mr. Rogers has held senior level management positions as Vice President of Sales and Marketing, Vice President of Special Projects and Vice President of Business Development and has consulted for several organizations in Las Vegas. Mr. Rogers also previously owned and operated a Video Production and Marketing Research Company for three years in Las Vegas. He is presently the Vice President of Business and Marketing at Ryland Homes. From April 2002 to September 2003, he worked at OneCap as Vice President of Business Development. Before that, from May 2000 through March 2002, he worked as Vice President of Sales and Marketing for John Laing Nevada, and from February 1996 through May 2002, he worked as Marketing Manager at Pacific Properties/Pacific Homes.

         During his career Mr. Rogers has successfully been involved in developing and implementing creative strategies in operations, business development, sales, and marketing for many prominent companies. Mr. Rogers received a Bachelor of Arts in Radio/TV and Film Production and a Bachelor of Science in Marketing from Cal State Long Beach, and received his Masters of Business Administration degree with Honors from the University of Phoenix. Additionally, Mr. Rogers holds a Nevada Contractors license and a Nevada Real Estate Brokers License.

Meetings and Committees of the Board of Directors

           During the year ended June 30, 2003 the Board met quarterly , and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board.

           The Company does not have standing audit, nominating, or compensation committees of the Board of Directors. The Board of Directors handles all matters relating to audit, director nominations, and officer and director compensation.

Director Compensation

           The Company pays a fee of $250 to its outside directors for each meeting they attend in person. The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2    RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           The Board of Directors is seeking ratification by the shareholders of the engagement of Beckstead and Watts, LLP ("Beckstead"), as the Company's independent public accountants for the years ended June 30, 2003 and 2004.

           By way of information, the Company' had previously engaged Bradshaw Smith & Co., LLP ("Bradshaw Smith"), as the Company's independent public accountants for the year ended June 30, 2003, and the Company's shareholders ratified that appointment at the Company's 2002 Annual Meeting of Shareholders.

           Subsequently, on August 19, 2003, the Company dismissed Bradshaw Smith and engaged Beckstead as the Company's independent public accountants for the year ending June 30, 2003.

           A summary of the termination of Bradshaw Smith and the appointment of Beckstead follows:

           (a) On August 19, 2003, OneCap dismissed Bradshaw Smith as the independent public accountant to audit the company's consolidated financial statements. The decision to dismiss Bradshaw Smith was approved by the board of directors of the company.

           (b) The Audit Committee of OneCap engaged Beckstead as independent public accountant for the company. During the period from the date of Bradshaw Smith's engagement as the company's independent public accountants to and through the date of this report, the company did not consult with Beckstead on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

           (c) Bradshaw Smith's report on the company's financial statements for the fiscal year ended June 30, 2002, did not contain an adverse opinion or a disclaimer of opinion. There was no qualification or modification as to audit scope or accounting principles. During the company's most recent fiscal year and the subsequent interim period preceding Bradshaw Smith's dismissal on August 19, 2003, there were no disagreements with Bradshaw Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradshaw Smith would have caused them to make a reference to the subject matter of the disagreements in connection with its report. No disagreements have arisen in the period since the date of Bradshaw Smith's dismissal.

           (d) None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the fiscal year ended June 30, 2002.

           (e) The company provided Bradshaw Smith with a copy of the foregoing disclosures. A letter from Bradshaw Smith addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3) was included as
Exhibit 16 to a Form 8-K filed with the Securities and Exchange Commission on August 21, 2003.

           The Company's Board of Directors has also appointed Beckstead as the Company's independent public accountants for the fiscal year ended June 30, 2004, and seeks shareholder ratification of that appointment as well.

           In the event that ratification of the Company's selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

           A representative of Beckstead is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1) AUDIT FEES

           The aggregate fees billed for the fiscal year ended June 30, 2003, for professional services rendered by Beckstead and Watts, LLP, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2003 were $22,312.50.

           The aggregate fees billed for the fiscal year ended June 30, 2003, for professional services rendered by Bradshaw Smith & Co., LLP, for the review of the financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2003 were $27,000. The aggregate fees billed for the fiscal year ended June 30, 2002, for professional services rendered by Bradshaw Smith & Co., LLP, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2002 were $53,765.

(2) AUDIT-RELATED FEES

           The aggregate fees billed for the fiscal year ended June 30, 2003, for assurance and related services by Beckstead and Watts, LLP, that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal year 2003 were $5,000. The services provided in connection with those fees were the Company's HUD audit.

           The aggregate fees billed for each of the fiscal years ended June 30, 2003 and 2002, for assurance and related services by Bradshaw Smith & Co., LLP, that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal years 2003 and 2002 were $5,255 and 6,175, respectively. Services included special audit and compliance procedures required by Governmental audit standards and filings for HUD Type II Loan Correspondents and the State of Nevada for first trust deed services, and client assistance with preparation of June 30, 2003, audit performed by other principal auditor.

(3) TAX FEES

           The aggregate fees billed for each of the fiscal years ended June 30, 2003 and 2002, for professional services rendered by Bradshaw Smith & Co., LLP, for tax compliance, tax advice, and tax planning, for those fiscal years were $5,927 and $8,680, respectively. Services provided included preparation of Federal Income Tax Returns Form 1120, tax planning, and research regarding 1031 exchange.

(4) ALL OTHER FEES

           The aggregate fees billed in each of the fiscal years ended June 30, 2003 and 2002, for products and services provided by Bradshaw Smith & Co., LLP, other than those services reported above, for those fiscal years were $6,407 and $1,427, respectively. Services provided included research regarding state regulations, corporate matters, and analysis of compensation packages.

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES - Not applicable.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

           Not applicable.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEARS ENDING JUNE 30, 2003 AND 2004.

ADDITIONAL INFORMATION ABOUT THE COMPANY

           Security Ownership of Certain Beneficial Owners and Management

           The following table sets forth certain information as of June 30, 2003, with respect to the beneficial ownership of the Company's Common Stock by all persons known by the Company to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, key employees and by all officers, directors, and key employees as a group. As of June 30, 2003, there were 8,941,518 shares issued and outstanding of the Company's Common Stock. The named beneficial owner has, to the Company's knowledge, sole voting and investment power with respect to the shares listed as owned by such owner.


                         Common Stock Beneficially Owned


       Name of Beneficial Owner                  Number of Shares                       % of Class
--------------------------------------- ------------------------------------ ----------------------------------
Steven D. Molasky                                  5,060,000                              56.59%
3111 S. Maryland Parkway
Las Vegas, NV 89109

Vincent W. Hesser                                  2,186,500 (1)                          23.85%
5440 W. Sahara Ave, 3rd Floor
Las Vegas, NV 89146

Eric Bordenave                                      133,700 (2)                            1.48%
5440 W. Sahara Ave, 3rd Floor
Las Vegas, NV 89146

Heidi Williams                                       5,000 (3)                             0.06%
5440 W. Sahara Ave, 3rd Floor
Las Vegas, NV 89146

                                       6

Tammy Hardcastle                                    10,000 (4)                             0.11%
5440 W. Sahara Ave, 3rd Floor
Las Vegas, NV 89146

Antony M. Santos                                    20,100 (5)                             0.22%
5440 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

All Officers and Directors as a Group              7,415,300 (6)                          80.11%
(5 Persons)
--------------------------------------- ------------------------------------ ----------------------------------

(1) Includes 1,961,500 shares of common stock and 225,000 options presently exercisable. Does not include options to purchase 25,000 shares which are not exercisable now or within 60 days.

(2) Includes 56,200 shares of common stock and 77,500 options presently exercisable. Does not include options to purchase 25,000 shares which are not exercisable now or within 60 days.

(3) Includes 2,500 shares of common stock and 2,500 options which are presently exercisable.

(4) Includes 10,000 options which are presently exercisable. Does not include options to purchase 10,000 shares which are not exercisable now or within 60 days.

(5) Includes 10,200 shares held by NevWest Securities Corp., of which Mr. Santos has an approximate 10% ownership interest. (6) Includes 5,060,000 shares held by Mr. Molasky, who was Chairman of the Company at June 30, 2003. Mr. Molasky stepped down from his position as Chairman on August 14, 2003.

                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

              Executive Compensation

Directors' Meetings and Compensation

         The Company's operations are managed under the broad supervision of the Board of Directors who have the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During the year ended June 30, 2003, board members and executives serving as board members received no compensation except as described in the Summary Compensation Table.


Compensation of Executive Officers


                           Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued during the last fiscal year to the Company's President and Chief Executive Officer and to each of the paid executive officers and key employees of the Company, determined as of the end of the last three fiscal years (the "Named Executive Officers"):

                                                  Annual Compensation                      Long Term Compensation
-------------- ------------------- --------------------------------------------------- -------------------------------
   Name of       Position with     Fiscal      Salary          Bonus         Other         Awards        All Other
 Individual         Company         Year                                                                Compensation
-------------- ------------------- ------- --------------- -------------- ------------ --------------- ---------------
Steven D.      Chairman of the      2001         0               0             0             0               0
Molasky        Board of
               Directors (1)
                                    2002         0               0             0             0               0
                                    2003         0               0             0             0               0

Vincent W.     President, Chief     2001       56,250            0             0             0               0
Hesser         Executive Officer
               and Director (1)
                                    2002      200,000            0             0             0               0
                                    2003      200,000         14,763           0             0               0

Heidi          Vice President -     2001       52,500          6,600           0             0               0
Williams       Mortgage
               Operations
                                    2002       55,000          3,300           0             0               0
                                    2003       71,154         21,946           0             0               0

Eric           Vice President -     2001       90,000         10,000           0             0               0
Bordenave      Broker
                                    2002       90,000         15,445           0             0               0
                                    2003       90,000            0             0             0               0

Tammy          Secretary and        2001       6,000             0             0             0               0
Hardcastle     Treasurer (1)
                                    2002       24,000            0             0             0               0
                                    2003       93,077          7,500           0             0               0
-------------- ------------------- ------- --------------- -------------- ------------ --------------- ---------------

(1) Mr. Vincent W. Hesser had current total annual salary compensation of $175,000 from OneCap as President, CEO, and Director beginning April 1, 2001, and was paid a total of $12,500 during the period July 1, 2000 to March 31, 2001. Ms. Tammy Hardcastle had a total annual salary compensation of $24,000 from OneCap as Secretary and Treasurer beginning April 1, 2001 through June 30, 2002. Mr. Molasky, Mr. Hesser, and Ms. Hardcastle also were employed and compensated by various affiliated companies over the years ended 2001, 2002, and 2003.

Management's salary will be based upon the performance of the Company. Management's performance bonuses will be decided by a majority of the Board of Directors of the Company. In addition, management's base salaries can be increased by the Board of Directors of the Company based on the attainment of financial and other performance guidelines set by the Company.

Members of the Company's Board of Directors will serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified, unless earlier removed as provided in the Bylaws of the Company. Executive officers are appointed and serve terms determined at the discretion of the Board of Directors.

The following Option/SAR Grants Table sets forth the individual grants of stock options made in fiscal 2003 to the Company's Executive Officers, Directors and key employees named in the Summary Compensation Table above.

                    Option/SAR Grants in the Last Fiscal Year
                               (Individual Grants)



            Name                Shares Underlying        % of Total Options       Exercise Price     Expiration Date
                                 Options Granted       Granted in Fiscal 2003      ($ per share)
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Steven Molasky                          0                           -                   -                  -
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Vincent Hesser                       100,000                    40.1%                 $1.00                *
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Heidi Williams                        15,000                     6.0%                 $1.00             01/01/07
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Eric Bordenave                        27,500                    11.0%                 $1.00                *
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Tammy Hardcastle                      10,000                     4.0%                 $1.00             01/01/07
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Antony M. Santos                        0                           -                   -                  -
----------------------------- ----------------------- -------------------------- ------------------ ------------------


Each of these options vest in full and are exercisable on January 1, 2004, except for 25,000 options granted to Mr. Hesser, and 2,500 options granted to Mr. Bordenave, which are vested and exercisable as of the current date.

* The expiration date of these options are 75,000 granted to Mr. Hesser expire 7/23/07; 25,000 granted to Mr. Hesser and 25,000 granted to Mr. Bordenave expire 01/01/07; and 2,500 granted to Mr. Bordenave expire 10/22/12.

Certain Relationships And Related Transactions

Related Party Transactions

During the current fiscal year, the Company entered into several transactions in which the buyer, seller, or borrower was controlled by a related party (owned or a majority owned by OneCap's directors, officers, or employees). The following table outlines these related party transactions in which the Company has engaged during the Company's current fiscal year ending June 30, 2003:


-------------- --------------- ----------- -------------- ------------------------------- -------------
   Payment      Transaction    Revenue %    Transaction              Details                 Entity
   Amount          Volume                      Type
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $25,000     $18,500,000       1.35%    Mortgage     OneCap procured a                 Pacific
                                            Broker Fee    construction loan for a          Properties
                                                          related entity                      LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $82,125     $21,900,000      0.375%   Real Estate   OneCap obtained a real estate    3025 LVBS
                                            Commission    commission for a related            LLC
                                                          entity purchase
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $31,300        $990,000       3.16%    Mortgage     OneCap procured a land loan      Lake Mead
                                            Broker Fee    for a related entity            Horizon LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $15,500        $750,000       2.07%    Mortgage     OneCap procured a land loan      Lake Mead
                                            Broker Fee    for a related entity            Horizon LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $12,500        $600,000       2.08%    Mortgage     OneCap procured a land loan      Lake Mead
                                            Broker Fee    for a related entity            Horizon LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $45,500      $1,500,000       3.03%    Mortgage     OneCap procured a loan for a      Pacific
                                            Broker Fee    related entity                   Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------


                                       9

      $55,500      $1,100,000       5.05%    Mortgage     OneCap procured a loan for a      Pacific
                                            Broker Fee    related entity                   Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $53,500      $2,650,000       2.02%    Mortgage     OneCap procured a land loan       Pacific
                                            Broker Fee    for a related entity             Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $60,500      $2,000,000       3.03%    Mortgage     OneCap procured a loan for a      Pacific
                                            Broker Fee    related entity                   Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
       $6,200      $1,240,000       0.50%    Mortgage     OneCap extended a loan for a     Lake Mead
                                            Broker Fee    related entity                  Horizon LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $27,870        $929,000       3.00%    Mortgage     OneCap procured a loan for a      Pacific
                                            Broker Fee    related entity                   Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
      $52,499      $1,771,000       2.96%    Mortgage     OneCap procured a loan for a      Pacific
                                            Broker Fee    related entity                   Properties
                                                                                              LLC
-------------- --------------- ----------- -------------- ------------------------------- -------------
       $2,100             n/a              Reconveyance   OneCap miscellaneous fees       Various (2)
                                               Fees       earned from a related
                                                          entities
-------------- --------------- ----------- -------------- ------------------------------- -------------
                                    0.87%                 Total Related Party Revenues

-------------- --------------- ----------- -------------- ------------------------------- -------------
      $78,558       N/A           N/A       Sublease by   OneCap subleased some of its      Pacific
                                             OneCap to    existing space to a related      Properties
                                              Pacific     company at the same lease           LLC
                                            Properties    terms provided to OneCap
-------------- --------------- ----------- -------------- ------------------------------- -------------
       $8,736       N/A           N/A       Sublease by   OneCap subleases some of its     Copyright
                                             OneCap to    existing space to a related        Media
                                             Copyright    company at the same lease       Corporation
                                               Media      terms provided to OneCap
-------------- --------------- ----------- -------------- ------------------------------- -------------

During the year ended June 30, 2003, the Company sold $3,863,357 in loans to the OneCap Real Estate Fund 1, LLC pursuant to the terms of the operating agreement of the Fund which permits the Fund to acquire loans from the Company. The Company sold the loans at face value and did not recognize any gain or loss from the transactions. The manager of the Fund is OneCap Partners LLC, an affiliated company owned by OneCap's directors and officers.

During the year ended June 30, 2003, the Company originated mortgage home loans totaling $835,127 to Company employees, officers, directors, and family members.

During the year ended June 30, 2003, the Company, its officers, directors, employees, or family members, had minority profit participation positions in five borrowers that originated loans with the Company.

Compliance With Section 16(a) of The Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended June 30, 2003, the Company is aware of the following untimely filings:

            Mr. Hesser received 75,000 options in July 2002 and 25,000 options in February 2003. Additionally, Mr. Hesser received 20,000 shares of the Company's common stock through a legal settlement in December 2002. These transactions will be reported on a Form 5 to be filed.

            Ms. Williams received 15,000 options in February 2003. This transaction will be reported on a Form 5 to be filed.

            Mr. Bordenave received 2,500 options in October 2002 and 25,000 options in February 2003. This transaction will be reported on a Form 5 to be filed.

            Ms. Hardcastle received 10,000 options in February 2003. This transaction will be reported on a Form 5 to be filed.

Legal Proceedings

         The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

           SHAREHOLDER PROPOSALS FOR 2004 ANNUAL SHAREHOLDERS' MEETING

         The Company anticipates that its annual meeting in 2004 will be held during the month of November 2004. Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2004 Annual Meeting of Shareholders must be received by OneCap, Attn: Tammy Hardcastle at 5440 West Sahara Avenue, 3d Floor, Las Vegas, Nevada, 89146, no later than June 3, 2004. If the Company is not notified of a shareholder proposal by such date, then the proxies held by management of the Company provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.


                                  OTHER MATTERS

         The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,


/s/ Vincent W. Hesser

Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
October 17, 2003

                                      PROXY

                                     ONECAP

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                ONECAP FOR THE ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD NOVEMBER 14, 2003

         The undersigned shareholder of OneCap (the "Company"), a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October __, 2003, and hereby appoints Vincent W. Hesser as Proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2003 Annual Meeting of Shareholders of the Company to be held on Friday, November 14, 2003, at 10:00 am., local time, at the Company's business offices, located at 5440 West Sahara, 3rd Floor, Las Vegas, Nevada and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to cast if personally present.

         ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

The Company's Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the other proposals.

1. To elect three directors of the Company to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

     /   /  FOR       /   / WITHHOLD AS TO ALL       /    /  FOR ALL EXCEPT

     (Instructions: If you mark the "FOR ALL EXCEPT" category above, indicate the nominees as to which you desire to withold authority by striking a line through the name of such nominee(s) in the list below:)

     Vincent W. Hesser      Antony Santos       Dana Rogers

2. To ratify the appointment of Beckstead and Watts, LLP, as the independent public accountants for the Company for the years ending June 30, 2003 and 2004.

     /    /  FOR           /    /  AGAINST           /    /  ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign and date this Proxy where shown below and return it promptly:

Signed:                              Date:                    , 2003

SIGNATURE(S)
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PLEASE  SIGN ABOVE  EXACTLY AS THE SHARES ARE  ISSUED.  WHEN  SHARES ARE HELD BY
JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.